WAIVER TO FOURTH AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT AND SECURITY AGREEMENT

THIS WAIVER (this "**Waiver**") to the Loan Agreement described below, is entered into as of November 7, 2016, by and among FUSION NBS ACQUISITION CORP., a Delaware corporation ("**Borrower**"), FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation ("**Parent**"), NETWORK BILLING SYSTEMS, L.L.C., a New Jersey limited liability company (**"NBS"**), FUSION BVX LLC, a Delaware limited liability company ("**BVX**"), PINGTONE COMMUNICATIONS, INC. (as successor by merger to Fusion PTC Acquisition, Inc.), a Delaware corporation (**"PingTone"**), FIDELITY ACCESS NETWORKS, LLC, an Ohio limited liability company ("**FANL**"), Fidelity Connect LLC, an Ohio limited liability company ("**FCL**"), Fidelity Voice Services, LLC, an Ohio limited liability company ("**FVS**"), Fidelity Access Networks, Inc., an Ohio corporation ("**FANI**") and Fidelity Telecom, LLC, an Ohio limited liability company (**"FTL"** and together with Parent, NBS, BVX, PingTone, FANL, FCL, FVS, FANI and each other direct and indirect subsidiary of Parent from time to time party hereto, the "**Guarantors**", and together with the Borrower, the "**Credit Parties**"), PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP, a Delaware limited partnership ("**Fund III**"), PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP, a Delaware limited partnership ("**Fund III-A**"), UNITED INSURANCE COMPANY OF AMERICA, an Illinois corporation (**"United"** and together with Fund III, Fund III-A and each of their respective successors and permitted assigns, each a "**Lender**", and collectively, the "**Lenders**"), and Fund III as agent for the Lenders (in such capacity, the "**Agent**").

BACKGROUND

WHEREAS, Credit Parties, Lenders and Agent are parties to a Fourth Amended and Restated Securities Purchase Agreement and Security Agreement, dated as of December 8, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the **"Loan Agreement"**), pursuant to which Agent and Lenders provide Borrower with certain financial accommodations;

WHEREAS, as of September 30, 2016 Credit Parties failed to comply with the Leverage Ratio covenant set forth in Section 9.15(a) of the Loan Agreement (the **"Specified Event of Default"**);

WHEREAS, Credit Parties have requested that Lenders waive the Specified Event of Default and Lenders are willing to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Waiver. Credit Parties acknowledge the Specified Event of Default. Subject to satisfaction of the conditions precedent set forth in Section 3 below, Lenders hereby waive the Specified Event of Default.

3. Conditions of Effectiveness. This Waiver shall become effective upon satisfaction of the following conditions precedent: (i) Agent shall have received four (4) copies of this Waiver executed by the Credit Parties and Lenders, and (ii) Agent shall have received a waiver fee in the amount of $25,000 together with Agent's and Lenders' costs and expenses, including reasonable attorneys' fees and expenses in connection with this Waiver.

4. Representations and Warranties. Each Credit Party hereby represents and warrants as follows:

(a) This Waiver and the Loan Agreement constitute legal, valid and binding obligations of each Credit Party and are enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights generally or by general principles of equity.

(b) Upon the effectiveness of this Waiver, each Credit Party hereby (i) reaffirms all covenants made in the Loan Agreement, as amended hereby, and agrees that all such covenants shall be deemed to have been remade as of the effective date of this Waiver, and (ii) represents that all representations and warranties made in the Loan Agreement, as amended hereby, shall be true and correct in all material respects on and as of the effective date of this Waiver (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be deemed to have been true and correct in all material respects as of such earlier date).

(c) No Event of Default or Default has occurred and is continuing immediately prior to giving effect to this Waiver other than the Specified Event of Default, and no Event of Default or Default has occurred and is continuing or would exist after giving effect to this Waiver.

(d) No Credit Party has any defense, counterclaim or offset with respect to the Loan Agreement.

5. Effect on the Loan Agreement.

(a) The Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, as amended hereby, shall remain in full force and effect, and are hereby ratified and confirmed.

(b) Except as expressly provided in Section 2, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver or other modification of any right, power or remedy of Agent or Lenders, nor constitute a waiver or other modification of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

(c) This Waiver shall be a Transaction Document for all purposes under the Loan Agreement.

(d) This Waiver applies solely with respect to the Specified Event of Default and does not apply to, or constitute a waiver or other modification of, any other Default or Event of Default that exists or may exist under the Loan Agreement or any of the other Transaction Documents. Except with respect to the Specified Event of Default, such modification does not (x) constitute a waiver of compliance by any Credit Party with respect to any other term, provision or condition of the Loan Agreement or any other Transaction Document, or any other instrument or agreement referred to therein; or (y) prejudice any right or remedy that Lenders and Agent may now have or may have in the future under or in connection with the Loan Agreement or any other Transaction Document.

6. GOVERNING LAW. THIS WAIVER SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

7. Release. In consideration of the agreements of Agent and Lenders contained herein, each Credit Party on behalf of itself and its successors, assigns, and other legal representatives, hereby, jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives and their respective successors and assigns (Agent, each Lender and all such other parties being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, whether liquidated or unliquidated, matured or unmatured, asserted or unasserted, fixed or contingent, foreseen or unforeseen and anticipated or unanticipated, which such Credit Party, or any of its successors, assigns, or other legal representatives and its successors and assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Waiver, in relation to, or in any way in connection with the Loan Agreement, as amended and supplemented through the date hereof, this Waiver and the Transaction Documents.

8. Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

9. Counterparts; Facsimile. This Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or electronic transmission of a "pdf" or similar file shall be deemed to be an original signature hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

Borrower:

FUSION NBS ACQUISITION CORP.

By: ______________________
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

Guarantors:

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: ______________________
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

NETWORK BILLING SYSTEMS, L.L.C.

By: ______________________
Name: Gordon Hutchins, Jr.
Title: Executive Vice President

FUSION BVX LLC

By: ______________________
Name: Gordon Hutchins, Jr.
Title: President

PINGTONE COMMUNICATIONS, INC.

By: ______________________
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

#6747385 v1 \020767 \0040

FIDELITY ACCESS NETWORKS, LLC

By: [signature]
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY CONNECT LLC

By: [signature]
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY VOICE SERVICES, LLC

By: [signature]
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY ACCESS NETWORKS, INC.

By: [signature]
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

FIDELITY TELECOM, LLC

By: [signature]
Name: Gordon Hutchins, Jr.
Title: President and Chief Operating Officer

Lenders:

PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP

By: Praesidian Capital Opportunity GP III, LLC, its General Partner

By:______________________________
Name: Jason D. Drattell
Title: Manager

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP

By: Praesidian Capital Opportunity GP III-A, LLC, its General Partner

By:______________________________
Name: Jason D. Drattell
Title: Manager

UNITED INSURANCE COMPANY OF AMERICA

By:______________________________
Name:
Title:

Lenders:

PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP

By: Praesidian Capital Opportunity GP III, LLC, its General Partner

By:____________________________
Name: Jason D. Drattell
Title: Manager

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP

By: Praesidian Capital Opportunity GP III-A, LLC, its General Partner

By:____________________________
Name: Jason D. Drattell
Title: Manager

UNITED INSURANCE COMPANY OF AMERICA

By: [signature]
Name: Jonathan Vsyan
Title: Assistant Treasurer

#6747385 v1 \020787 \0040

Agent:

PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP

By: Praesidian Capital Opportunity GP III, LLC, its General Partner

By: ______________________________
Name: Jason D. Drattell
Title: Manager